EXHIBIT 99.1

3D Systems Acquires The3dStudio.com

Democratizing Access to Comprehensive Libraries of Affordable Digital Content

ROCK HILL, S.C., May 9, 2011 (GLOBE NEWSWIRE) -- 3D Systems Corporation (Nasdaq:TDSC) announced today that it acquired The3dStudio.com, a leading provider of 3D and 2D digital media libraries, offering over 1.7 million resources and expert support through a vibrant online marketplace exchange for consumers and professionals alike. The3dStudio.com has over 600,000 members that are served by a growing community of nearly 5,000 developers and authors who sell their content online. The3dStudio.com offers free and fee-based, ready to download and use content, including 3D models, tutorials, plug-ins, software tools, stock photos and images.

"We are very excited to add a leading online marketplace exchange the caliber of The3dStudio.com as a building block in our emerging 3D content-to-print consumer and professional growth initiatives," said Abe Reichental, President and Chief Executive Officer of 3D Systems. "We are pleased to welcome Matt Anderson, founder and pioneer, with his dedicated team to the 3D Systems' family and are committed to expand and extend The3dStudio.com experience and capabilities for the benefit of our users and developers alike."

"It's an honor to become part of 3D Systems, the recognized 3D content-to-print leader," said Matt Anderson, founder and President of The3dStudio.com.  "Our mission is to make it easy for our customers and authors to buy and sell content.  We believe that as part of 3D Systems we can deliver even greater benefits to our constituents."

3D Systems plans to operate and expand The3dStudio.com from its current Mesa, Arizona location under the leadership of Matt Anderson.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

About 3D Systems Corporation

3D Systems is a leading provider of 3D content-to-print solutions including personal, professional and production 3D printers and parts services. Its expertly integrated rapid prototyping and manufacturing solutions reduce the time and cost of designing new products and printing real parts directly from digital input. These solutions are used to design, communicate, prototype and produce functional end-use parts; customers create with confidence.

More information on the company is available at www.3DSystems.com, www.printin3D.com, www.toptobottomdental.com, www.3Dproparts.com, www.bitsfrombytes.com, www.The3dStudio.com, blog.3dsystems.com, or via email at moreinfo@3Dsystems.com.

The 3D Systems Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4537

About The3dStudio.com

The3dStudio.com is a leading provider of 3D and 2D images and resources including 3D models, textures, tutorials, plug-ins, gallery art, software, and stock photos and images including vectors and expert custom work is also available. The3dStudio.com is committed to offering excellent customer service and fast personal service via email seven days a week.

More information on the company is available at www.The3dStudio.com and at The3dStudio.com blog.

CONTACT: Investor Contact:
         Stacey Witten
         803-326-4010
         E-mail: WittenS@3dsystems.com

         Media Contact:
         Katharina Hayes
         803-326-3941
         Email: HayesK@3dsystems.com